PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,2]	W. Perry Neff [2,4]
Phyllis O. Bonanno [1,3]	Douglas G. Ober [1]
Daniel E. Emerson [1,3]	Landon Peters [2,3]
Thomas H. Lenagh [1,4]	John J. Roberts [1]
W.D. MacCallan [3,4]	Susan C. Schwab [2,4]
Kathleen T. McGahran [2,4]	Robert J.M. Wilson [1,3]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President—Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/05)	$28.83
Net Asset Value (3/31/05)	$31.33
Discount:	8.0%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2005

From Investment Income (paid or declared)	$0.18
From Net Realized Gains	0.08

Total	$0.26

2005 Dividend Payment Dates

March 1, 2005

June 1, 2005

September 1, 2005*

December 27, 2005*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the three months ended March 31, 2005. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at March 31, 2005 were $31.33 per share on 21,823,276 shares outstanding, compared with $28.16 per share at December 31, 2004 on 21,979,676 shares outstanding. On March 1, 2005, a distribution of $0.13 per share was paid, consisting of $0.06 from 2004 long-term capital gain, $0.02 from 2004 short-term capital gain, $0.03 from 2004 investment income and $0.02 from 2005 investment income, all taxable in 2005. On April 14, 2005, an investment income dividend of $0.13 per share was declared to shareholders of record May 19, 2005, payable June 1, 2005.

Net investment income for the three months ended March 31, 2005 amounted to $2,144,746, compared with $1,873,966 for the same period in 2004. These earnings are equal to $0.10 and $0.09 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2005 amounted to $5,095,826, the equivalent of $0.23 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the website is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and other useful information. Further information regarding shareholder services is located on page 15 of this report.

I am sad to report to you that Mr. Landon Peters, a director of the Corporation since 1986, passed away on April 9. His many contributions to the discussions of the Board of Directors were highly valued and will be missed in the future. Our sincerest condolences are extended to Mrs. Peters and the rest of his family.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the Corporation is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 15, 2005

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $285,530,742)	$625,908,958
Short-term investments (cost $49,265,000)	49,265,000	$675,173,958
Cash		289,640
Receivables:
Investment securities sold		9,497,394
Dividends and interest		704,146
Prepaid pension cost		894,287
Prepaid expenses and other assets		484,856

Total Assets		687,044,281

Liabilities
Investment securities purchased		767,629
Open written option contracts at value (proceeds $378,902)		424,975
Accrued expenses		2,176,903

Total Liabilities		3,369,507

Net Assets		$683,674,774

Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,823,276 shares		$21,823,276
Additional capital surplus		314,628,152
Undistributed net investment income		1,792,735
Undistributed net realized gain on investments		5,098,468
Unrealized appreciation on investments		340,332,143

Net Assets Applicable to Common Stock		$683,674,774

Net Asset Value Per Share of Common Stock		$31.33

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2005

(unaudited)

Investment Income
Income:
Dividends	$2,898,146
Interest and other income	299,329
Total income	3,197,475
Expenses:
Investment research	480,966
Administration and operations	294,515
Directors’ fees	66,375
Reports and stockholder communications	39,100
Transfer agent, registrar and custodian expenses	32,426
Auditing and accounting services	21,598
Legal services	11,940
Occupancy and other office expenses	74,445
Travel, telephone and postage	17,827
Other	13,537
Total expenses	1,052,729
Net Investment Income	2,144,746
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	5,095,826
Change in unrealized appreciation on investments	64,909,252
Net Gain on Investments	70,005,078
Change in Net Assets Resulting from Operations	$72,149,824

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2005	Year Ended December 31, 2004
	(unaudited)
From Operations:
Net investment income	$2,144,746	$8,924,453
Net realized gain on investments	5,095,826	18,979,327
Change in unrealized appreciation on investments	64,909,252	90,350,341

Change in net assets resulting from operations	72,149,824	118,254,121

Distributions to Stockholders from:
Net investment income	(1,098,058)	(9,536,803)
Net realized gain from investment transactions	(1,756,892)	(19,037,472)

Decrease in net assets from distributions	(2,854,950)	(28,574,275)

From Capital Share Transactions:
Value of shares issued in payment of distributions	—	9,629,174
Cost of shares purchased (Note 4)	(4,507,501)	(3,362,898)

Change in net assets from capital share transactions	(4,507,501)	6,266,276

Total Increase in Net Assets	64,787,373	95,946,122

Net Assets:
Beginning of period	618,887,401	522,941,279

End of period (including undistributed net investment income of $1,792,735 and $746,047, respectively)	$683,674,774	$618,887,401

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2005 was $334,765,919, and net unrealized appreciation aggregated $340,408,039, of which the related gross unrealized appreciation and depreciation were $344,349,451 and $3,941,412, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2005 were $15,488,911 and $30,399,501, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risk of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2005 can be found on page 11.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2005 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2004	1,550	$204,167	1,470	$167,283
Options written	1,780	212,882	1,700	186,896
Options terminated in closing purchase transactions	(450)	(27,275)	—	—
Options expired	(300)	(37,289)	(1,285)	(149,337)
Options exercised	(1,300)	(178,425)	—	—
Options outstanding, March 31, 2005	1,280	$174,060	1,885	$204,842

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2004, the Corporation issued 380,149 shares of its Common Stock at a price of $25.33 per share (the average market price on December 13, 2004) to stockholders of record on November 23, 2004 who elected to take stock in payment of the year-end distribution from 2004 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2005 and 2004 were as follows:

	Shares		Amount
	Three months ended March 31, 2005	Year ended December 31, 2004	Three months ended March 31, 2005	Year ended December 31, 2004
Shares issued in payment of dividends	—	380,149	$ —	$9,629,174
Shares purchased (at a weighted average discount from net asset value of 6.6% and 8.0%, respectively)	(156,400)	(137,250)	(4,507,501)	(3,362,898)
Net change	(156,400)	242,899	$(4,507,501)	$6,266,276

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Corporation has an employee stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation’s Common Stock at 100% of the fair market value at date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender.

At the beginning of 2005, there were 128,543 options outstanding at a weighted average exercise price of $18.81 per share. The Corporation did not grant any options under the plan in 2005. During the three months ended March 31, 2005, stock appreciation rights relating to 10,616 stock option shares were exercised at a weighted average market price of $28.70 per share and the stock options relating to these rights with a weighted average exercise price of $14.92 per share were cancelled. At March 31, 2005, there were outstanding exercisable options to purchase 56,753 common shares at $14.18-$23.57 per share (weighted average price of $18.85) and unexercisable options to purchase 61,174 common shares at $14.18-$23.57 per share (weighted average price of $19.29). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.46 years and 5.95 years, respectively. At March 31, 2005, there were 260,373 shares available for future option grants.

The Corporation currently accounts for the plan under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. Accordingly, compensation cost is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation expense for stock options and stock appreciation rights recognized for the three months ended March 31, 2005 was $337,278.

In 2004, the Financial Accounting Standards Board revised the Statement of Financial Accounting Standards No. 123, Share-Based Payment, which establishes standards for accounting for all share-based payment transactions. The revised FAS 123 is effective for the Corporation as of January 1, 2006 and applies only to awards granted, repurchased, or cancelled after the required effective date. The revised FAS also requires recognition of compensation cost based on the fair value of the award at grant date versus the intrinsic value. At this time, the Corporation does not expect the impact to be material to its operations or financial statements.

5.    RETIREMENT PLANS

The Corporation’s qualified defined benefit pension plan covers all full-time employees with at least one year of service. In addition, the Corporation has a nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment. The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2005, the Corporation contributed $7,802 to the plans. The Corporation anticipates contributing additional amounts to the plans approximating $625,000 during the remainder of 2005, subject to deductibility limits.

The following table aggregates the components of the plans’ net periodic pension cost for the three months ended March 31:

March 31, 2005
Service Cost	$46,292
Interest Cost	70,272
Expected return on plan assets	(69,373)
Amortization of prior service cost	13,728
Amortization of net loss	45,062
Net periodic pension cost	$105,981

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2005, the Corporation expensed contributions of $20,772. The Corporation does not provide postretirement medical benefits.

6.    EXPENSES

The aggregate remuneration paid during the three months ended March 31, 2005 to officers and directors amounted to $631,912, of which $66,375 was paid as fees to directors who were not officers.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2005, the Corporation had no securities on loan.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)
	March 31, 2005	March 31, 2004	Year Ended December 31
			2004	2003	2002	2001	2000
Per Share Operating Performance

Net asset value, beginning of period	$28.16	$24.06	$24.06	$20.98	$24.90	$32.69	$26.32

Net investment income	0.10	0.09	0.41	0.38	0.42	0.49	0.37

Net realized gains and change in unrealized appreciation	3.19	0.69	5.05	3.89	(3.20)	(6.81)	7.67

Total from investment operations	3.29	0.78	5.46	4.27	(2.78)	(6.32)	8.04

Less distributions

Dividends from net investment income	(0.05)	(0.04)	(0.44)	(0.38)	(0.43)	(0.43)	(0.39)

Distributions from net realized gains	(0.08)	(0.09)	(0.88)	(0.81)	(0.68)	(1.07)	(1.35)

Total distributions	(0.13)	(0.13)	(1.32)	(1.19)	(1.11)	(1.50)	(1.74)

Capital share repurchases	0.01	—	0.01	0.02	0.01	0.06	0.28

Reinvestment of distributions	—	—	(0.05)	(0.02)	(0.04)	(0.03)	(0.21)

Total capital share transactions	0.01	—	(0.04)	0.00	(0.03)	0.03	0.07

Net asset value, end of period	$31.33	$24.71	$28.16	$24.06	$20.98	$24.90	$32.69

Per share market price, end of period	$28.83	$23.57	$25.78	$23.74	$19.18	$23.46	$27.31
Total Investment Return
Based on market price	12.3%	(0.2)%	14.4%	30.8%	(13.7)%	(8.7)%	36.1%
Based on net asset value	11.7%	3.3%	23.3%	21.2%	(11.1)%	(19.0)%	33.1%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$683,675	$537,221	$618,887	$522,941	$451,275	$526,492	$688,173
Ratio of expenses to average net assets	0.64%†	0.63%†	0.56%	0.74%	0.49%	0.35%	0.59%
Ratio of net investment income to average net assets	1.31%†	1.12%†	1.58%	1.75%	1.84%	1.67%	1.24%
Portfolio turnover	10.21%†	13.27%†	13.44%	10.20%	9.69%	6.74%	7.68%
Number of shares outstanding at end of period (in 000’s)	21,823	21,737	21,980	21,737	21,510	21,148	21,054

†Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

March 31, 2005

(unaudited)

	Prin. Amt. or Shares	Value (A)
Stocks And Convertible Securities — 91.6%
Energy — 81.2%
Internationals — 26.1%
BP plc ADR	600,000	$37,440,000
ChevronTexaco Corp.	635,000	37,026,850
Exxon Mobil Corp.	1,120,000	66,752,000
Royal Dutch Petroleum Co. ADR	385,000	23,115,400
Total S.A. ADR	120,000	14,067,600

		178,401,850

Domestics — 11.1%
Amerada Hess Corp.	85,000	8,177,850
ConocoPhillips	280,000	30,195,200
Holly Corp.	155,100	5,780,577
Kerr McGee Corp.	177,153	13,876,394
Murphy Oil Corp.	182,700	18,037,972

		76,067,993

Producers — 16.5%
Apache Corp.	190,000	11,633,700
Burlington Resources Inc.	246,800	12,357,276
Devon Energy Corp.	397,440	18,977,760
EOG Resources, Inc.	360,000	17,546,400
Noble Energy, Inc.	215,000	14,624,300
Occidental Petroleum Corp.	200,000	14,234,000
Pioneer Natural Resources Co.	291,000	12,431,520
XTO Energy Inc.	333,333	10,946,656

		112,751,612

Distributors — 13.0%
AGL Resources Inc.	250,000	8,732,500
Duke Energy Corp.	217,624	6,095,648
Energen Corp.	200,000	13,320,000
Equitable Resources Inc.	225,000	12,924,000
Keyspan Corp.	70,000	2,727,900
MDU Resources Group, Inc.	250,000	6,905,000
National Fuel Gas Co.	200,000	5,718,000
New Jersey Resources Corp.	277,500	12,079,575
Questar Corp.	200,000	11,850,000
Williams Companies, Inc.	450,000	8,464,500

		88,817,123

	Prin. Amt. or Shares	Value (A)

Services — 14.5%
Baker Hughes, Inc.	130,000	$5,783,700
BJ Services Co.	370,000	19,195,600
GlobalSantaFe Corp.	255,000	9,445,200
Grant Prideco Inc. (B)	308,000	7,441,280
Nabors Industries Ltd. (B)	215,000	12,715,100
Noble Corp. (B)	185,000	10,398,850
Precision Drilling Corp. (B)	32,000	2,389,120
Schlumberger Ltd.	280,000	19,734,400
Weatherford International, Ltd. (B)	205,000	11,877,700

		98,980,950

Basic Industries — 10.4%
Basic Materials & Other — 9.7%
Air Products and Chemicals, Inc.	125,000	7,911,250
Aqua America, Inc.	315,000	7,670,250
Arch Coal Inc.	100,000	4,301,000
Consol Energy Inc.	158,700	7,462,074
du Pont (E.I.) de Nemours and Co.	175,000	8,967,000
General Electric Co.	454,800	16,400,088
Martin Marietta Materials, Inc.	70,400	3,936,768
Rohm & Haas Co.	200,000	9,600,000

		66,248,430

Paper and Forest Products — 0.7%
Smurfit-Stone Container Corp. (B)	300,000	4,641,000

		4,641,000

Total Stocks And Convertible Securities
(Cost $285,530,742) (C)		$625,908,958

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2005

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments —7.2%
U.S. Government Obligations —2.2%
U.S. Treasury Bills, 2.50%, due 5/19/05	$15,000,000	$14,950,000

Commercial Paper — 5.0%
AIG Funding Inc., 2.74%, due 4/21/05	1,825,000	1,822,222
ChevronTexaco Funding Corp., 2.65-2.74%, due 4/14/05-4/26/05	7,000,000	6,989,612
Coca-Cola Enterprises Inc., 2.62-2.65%, due 4/5/05-4/12/05	6,100,000	6,095,528
General Electric Capital Corp., 2.54-2.76%, due 4/7/05-4/28/05	6,905,000	6,894,912
GMAC MINT, 2.73%, due 4/14/05	2,300,000	2,297,733

	Prin. Amt.	Value (A)

GMAC New Center Asset Trust, 2.75%, due 4/21/05	$4,700,000	$4,692,819
Toyota Motor Credit Corp., 2.52-2.75%, due 4/5/05-4/21/05	5,525,000	5,522,174

		34,315,000

Total Short-Term Investments (Cost $49,265,000)		49,265,000

Total Investments — 98.8%
(Cost $334,795,742)		675,173,958
Cash, receivables and other assets, less liabilities — 1.2%		8,500,816

Net Assets — 100.0%		$683,674,774

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Presently non-dividend paying.
(C)	The aggregate market value of stocks held in escrow at March 31, 2005 covering open call option contracts written was $11,023,840. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $8,475,000.

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2005

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Appreciation/ (Depreciation)

	COVERED CALLS
100	Amerada Hess Corp.	$ 105	May 05	$(3,800)
100	Amerada Hess Corp.	110	Aug 05	(7,801)
100	Arch Coal Inc.	40	Apr 05	(28,300)
100	Arch Coal Inc.	40	Jul 05	(35,401)
200	ConocoPhillips	130	Aug 05	(2,501)
100	Kerr McGee Corp.	75	Apr 05	(37,800)
100	Kerr McGee Corp.	85	Apr 05	14,199
200	Kerr McGee Corp.	95	Oct 05	1,959
180	Murphy Oil Corp.	110	Jul 05	(24,495)
100	Total S.A.	135	Aug 05	4,800

1,280				(119,140)

COLLATERALIZED PUTS
150	Consol Energy Inc.	35	Apr 05	12,349
250	Exxon Mobil Corp.	55	Jul 05	(7,001)
100	GlobalSantaFe Corp.	25	Apr 05	9,200
150	Holly Corp.	35	May 05	(4,201)
90	Holly Corp.	25	Jun 05	3,330
60	Holly Corp.	30	Sep 05	(780)
85	Martin Marietta Materials, Inc.	45	Apr 05	6,120
100	Martin Marietta Materials, Inc.	45	Jul 05	8,978
150	Murphy Oil Corp.	70	Jul 05	15,626
100	Precision Drilling Corp.	70	May 05	(351)
150	Precision Drilling Corp.	55	Jun 05	8,549
150	Precision Drilling Corp.	60	Jun 05	12,299
100	Precision Drilling Corp.	65	Jun 05	(2,800)
250	Williams Companies, Inc.	17.50	May 05	11,749

1,885				73,067

				$(46,073)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2005

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2005
Alpha Natural Resources, Inc.	25,000		25,000	—
ChevronTexaco Corp.	10,000			635,000
EOG Resources, Inc.	180,000	(1)		360,000
Exxon Mobil Corp.	70,000			1,120,000
Holly Corp.	155,100			155,100
Martin Marietta Materials, Inc.	4,000			70,400
Murphy Oil Corp.	10,000			182,700
Precision Drilling Corp.	32,000			32,000
Williams Companies, Inc.	130,000			450,000
XTO Energy Inc.	83,333	(1)		333,333
Amerada Hess Corp.			15,000	85,000
Aquila Inc.			2,000,000	—
Burlington Resources Inc.			20,000	246,800
ConocoPhillips			20,000	280,000
Equitable Resources Inc.			25,000	225,000
Keyspan Corp.			118,500	70,000
OfficeMax, Inc.			285,013	—
Pioneer Natural Resources Co.			25,000	291,000
Royal Dutch Petroleum Co. ADR			15,000	385,000
Total S.A. ADR			10,000	120,000

(1)	By stock split.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*		Distributions from Net Realized Gains per Share*
1995	$401,404,971	19,109,075	$21.01	$.58		$.81
1996	484,588,990	19,598,729	24.73	.55		.88
1997	556,452,549	20,134,181	27.64	.51		1.04
1998	474,821,118	20,762,063	22.87	.52		1.01
1999	565,075,001	21,471,270	26.32	.48		1.07
2000	688,172,867	21,053,644	32.69	.39		1.35
2001	526,491,798	21,147,563	24.90	.43		1.07
2002	451,275,463	21,510,067	20.98	.43		.68
2003	522,941,279	21,736,777	24.06	.38		.81
2004	618,887,401	21,979,676	28.16	.44		.88
March 31, 2005 (unaudited)	683,674,774	21,823,276	31.33	.18	†	.08	†

*	Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000.
†	Paid or declared.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: The Bank of New York

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends**
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Shareholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269

Website: www.InvestPower.com

E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.